Pilgrim’s Pride Corporation (NASDAQ: PPC) To be the BEST Financial Results for Third Quarter Ended September 26, 2021

To be the BEST Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channel, including anti-dumping proceedings and countervailing duty proceedings; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

To be the BEST  Trailing 8-Month placements up 3.8% vs. year ago. Pullet Placements Up 3.2% Y/Y in Q3 2021; YTD 2021 Placements +4.2% vs. 2020 Source: USDA 3 Intended Pullet Placements - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H e a d 2020 2021 5 Yr. Avg.

To be the BEST Hatching Layers Declining Seasonally; Eggs/100 Continue to Improve vs. 2020 Levels Source: USDA 4  Broiler layer flock up +3.8% YTD 2021 vs. 2020.  Broiler layer flock in Q3 averaged 2.7% greater than year ago levels.  Eggs/100 +0.8% Y/Y in September, while the YTD average is +0.5%.  Increased layer flock is the main contributor to increased domestic availability of eggs. 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec H e a d ( 0 0 0 ) Broiler Type Hatching Layers 2020 2021 5 Yr. Avg. 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec E g g s Eggs/100 2020 2021 5 Yr. Avg.

To be the BEST 5 Hatchery Utilization Continues to Outpace the 4-Year Pre-COVID Average Source: Agristats 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2020 2021 4 Yr. Avg. - Excl 2020

To be the BEST Egg Sets Remain Above 2020 and Moving Seasonally in Q3; Hatchability Worsened In Q3 Source: USDA 6 170,000 180,000 190,000 200,000 210,000 220,000 230,000 240,000 250,000 Th o u sa n d s o f E g g s Chicken Egg Sets by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg. 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

To be the BEST Source: USDA 7 Average Broiler Placements Decreased 0.8% in Q3 2021 as Weakening Hatch Offsetting Increased Egg Sets 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 H e a d ( 0 0 0 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

To be the BEST Source: USDA 8 Heavier Bird Weight Categories Continue to Gain Headcount Share 23.0% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.6% 42.9% 40.7% 35.5% 35.0% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 19.1% 19.3% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 15.1% 15.6% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.8% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

To be the BEST Cold Storage Inventories Ended Q3 2021 17% Below September 2020 Source: USDA  Total inventory levels did not experience the normal seasonal growth from end of June through September, instead remaining on par with June levels.  Breast meat inventories 12% below 5-year September average and 27% below year ago levels.  Wings inventories remain 15% below 5-year September average.  LQ inventories remain 22% below 5-year September average. 9 500,000 600,000 700,000 800,000 900,000 1,000,000 1,100,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2019 2020 2021 5 Yr. Avg.

To be the BEST Cutout Remained Well Above 5-Year Range Throughout Q3 2021 and Only Recently Experiencing Seasonal Decline Source: PPC, EMI 10 108.87 40.00 50.00 60.00 70.00 80.00 90.00 100.00 110.00 120.00 130.00 1 /8 1 /2 2 2 /5 2 /1 9 3 /5 3 /1 9 4 /2 4 /1 6 4 /3 0 5 /1 4 5 /2 8 6 /1 1 6 /2 5 7 /9 7 /2 3 8 /6 8 /2 0 9 /3 9 /1 7 1 0 /1 1 0 /1 5 1 0 /2 9 1 1 /1 2 1 1 /2 6 1 2 /1 0 1 2 /2 4 1 /7 C e n ts /L b 5 Year Range 2019 2020 2021 5 Yr. Avg.

To be the BEST Source: USDA 11 Pricing for Main Cuts Elevated Throughout Q3 2021 39.76 20.00 25.00 30.00 35.00 40.00 45.00 50.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Leg Quarters NE 5 Year Range 2019 2020 2021 5 Year Average 181.47 75.00 95.00 115.00 135.00 155.00 175.00 195.00 215.00 235.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Boneless/Skinless Breast NE 5 Year Range 2019 2020 2021 5 Year Average 285.13 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Whole Wings NE 5 Year Range 2019 2020 2021 5 Year Average 255.15 75.00 125.00 175.00 225.00 275.00 325.00 1 /5 2 /4 3 /6 4 /5 5 /5 6 /4 7 /4 8 /3 9 /2 1 0 /2 1 1 /1 1 2 /1 C e n ts /L b USDA Tenders NE 5 Year Range 2019 2020 2021 5 Year Average

To be the BEST 12 WOG Pricing Remained Steady Throughout Q3 Source: EMI 100.9 60.0 70.0 80.0 90.0 100.0 110.0 120.0 1 /3 1 /1 7 1 /3 1 2 /1 4 2 /2 8 3 /1 3 3 /2 7 4 /1 0 4 /2 4 5 /8 5 /2 2 6 /5 6 /1 9 7 /3 7 /1 7 7 /3 1 8 /1 4 8 /2 8 9 /1 1 9 /2 5 1 0 /9 1 0 /2 3 1 1 /6 1 1 /2 0 1 2 /4 1 2 /1 8 C en ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 2019 2020 2021 5 Year Average

To be the BEST Corn Stocks Signaling Recovery  US corn stocks are set to increase from 1.2B bushels last year to 1.5B bushels this year on higher production and lower exports  USDA projects the US corn crop at 15B bushels vs. 14.1B last year on a yield of 176.5 bushels/acre Source: USDA 13

To be the BEST Soybean Stocks on the Rise  US soybean stocks are forecasting to increase from 256M bushels last year to 320M bushels this year  A combination of increased production and lower demand contributing to the build in stocks Source: USDA 14

Third Quarter 2021 Financial Review

Main Indicators ($M)	Q3-21	Q3-20
Net Revenue	3,827.6	3,075.1
Gross Profit	371.8	313.8
SG&A	251.1	219.6
Operating Income	120.8	94.3
Net Interest	28.6	28.8
Net Income	60.8	33.7
Earnings Per Share (EPS)	0.25	0.14
Adjusted EBITDA*	346.9	305.0
*Adjusted EBITDA Margin**	*9.1%*	*9.9%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP.

- U.S.: QSR and Retail Deli maintaining strength while Commodity continued momentum due to better foodservice demand; labor tightness impacting product mix; Mexico: Strength continues on balanced supply/demand conditions; recent increase in imports reducing pricing; UK/Europe: Higher feed costs, lower pig pricing, labor shortages, higher transport costs and China export constraints; partially offset by certain sales price increases and operational improvements.
- SG&A higher due to aggregate legal contingency accrual of $126 million and $7 million of acquisition costs recorded in the U.S.
- Adjusted Q3 2021 EBITDA growth reflects the benefits of our portfolio balance, Key Customer strategy, and geographical diversification.

In $M	U.S.	EU	MX
Net Revenue	2,466.8	930.4	430.3
Operating Income	70.7	0.7	49.7
Operating Income Margin	*2.9%*	Marginally positive	*11.6%*

Source: PPC

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To be the BEST

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To be the BEST Fiscal Year 2021 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers’ growth and emphasize our focus on achieving a balanced portfolio. 16 Capex (US$M)

To be the BEST Investor Relations Contact Investor Relations: Julie Kegley Financial Profiles E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

To be the BEST APPENDIX 18

To be the BEST Appendix: Reconciliation of Adjusted EBITDA 19 Source: PPC. “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses, (2) transaction costs related to business acquisitions, (3) costs related to the DOJ agreement and litigation settlements, (4) Hometown Strong initiative expenses, (5) negative adjustment to previously recognized gain on bargain purchase, (6) shareholder litigation settlement, (7) deconsolidation of subsidiary and (8) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended September 26, 2021	Three Months Ended September 27, 2020	Nine Months Ended September 26, 2021	Nine Months Ended September 27, 2020
	(In thousands)			
Net income (loss)	$ 60,835	$ 33,691	$ (5,200)	$ 94,740
Add:				
Interest expense, net[(a)]	28,589	28,801	106,366	90,964
Income tax expense	30,385	22,344	55,931	57,900
Depreciation and amortization	92,076	84,265	274,336	248,641
EBITDA	211,885	169,101	431,433	492,245
Add:				
Foreign currency transaction loss (gain)[(b)]	2,359	9,092	9,018	(3,768)
Transaction costs related to acquisitions[(c)]	6,773	—	9,318	134
DOJ agreement and litigation settlements[(d)]	126,000	110,524	524,285	110,524
Hometown Strong commitment	—	14,506	—	14,506
Minus:				
Negative adjustment to previously recognized gain on bargain purchase[(e)]	—	(2,006)	—	(3,746)
Shareholder litigation settlement[(f)]	—	—	—	34,643
Deconsolidation of subsidiary	—	—	1,131	—
Net income attributable to noncontrolling interest	110	245	554	62
Adjusted EBITDA	$ 346,907	$ 304,984	$ 972,369	$ 582,682

a) Interest expense, net, consists of interest expense less interest income.

b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction loss (gain) in the Condensed Consolidated Statements of Income.

c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.

d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. For the nine months ended September 26, 2021, Pilgrims has settled and paid a total of $214.4 million for litigation settlements and expensed a total of $524.3 million.

e) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.

f) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount shown above represents a working capital adjustment to the previously recorded gain on bargain purchase.

g) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020.

h) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Pilgrim's

To be the BEST

Source: PPC

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To be the BEST Appendix: Reconciliation of LTM Adjusted EBITDA 21 The summary unaudited consolidated income statement data for the twelve months ended September 26, 2021 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the nine months ended September 27, 2020 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 27, 2020 and (2) the applicable unaudited consolidated income statement data for the nine months ended September 26, 2021. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended December 27, 2020 March 28, 2021 June 27, 2021 September 26, 2021 September 26, 2021 (In thousands) Net income (loss) $ 330 $ 100,468 $ (166,503) $ 60,835 $ (4,870) Add: Interest expense, net 27,849 27,968 49,809 28,589 134,215 Income tax expense (benefit) 8,855 35,358 (9,812) 30,385 64,786 Depreciation and amortization 88,463 86,532 95,728 92,076 362,799 EBITDA 125,497 250,326 (30,778) 211,885 556,930 Add: Foreign currency transaction losses 4,528 2,514 4,145 2,359 13,546 Transaction costs related to acquisitions — — 2,545 6,773 9,318 DOJ agreement and litigation settlements 75,000 2,399 395,886 126,000 599,285 Restructuring charges 123 — — — 123 Hometown Strong commitment 494 — — — 494 Minus: Deconsolidation of subsidiary — 1,131 — — 1,131 Net income attributable to noncontrolling interest 251 260 184 110 805 Adjusted EBITDA $ 205,391 $ 253,848 $ 371,614 $ 346,907 $ 1,177,760

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended	
	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2020
	(In thousands)							
Net income (loss)	$ 60,835	$ 33,691	$ (5,200)	$ 94,740	1.59 %	1.10 %	(0.05)%	1.06 %
Add:								
Interest expense, net	28,589	28,801	106,366	90,964	0.75 %	0.94 %	0.99 %	1.01 %
Income tax expense	30,385	22,344	55,931	57,900	0.79 %	0.73 %	0.52 %	0.65 %
Depreciation and amortization	92,076	84,265	274,336	248,641	2.40 %	2.74 %	2.55 %	2.77 %
EBITDA	211,885	169,101	431,433	492,245	5.53 %	5.51 %	4.01 %	5.49 %
Add:								
Foreign currency transaction losses (gains)	2,359	9,092	9,018	(3,768)	0.06 %	0.29 %	0.08 %	(0.04)%
Transaction costs related to business acquisitions	6,773	—	9,318	134	0.18 %	— %	0.09 %	— %
DOJ agreement and litigation settlements	126,000	110,524	524,285	110,524	3.29 %	3.59 %	4.88 %	1.23 %
Restructuring activity	—	—	—	—	—	— %	— %	— %
Hometown Strong commitment	—	14,506	—	14,506	— %	0.47 %	— %	0.16 %
Minus:								
Negative adjustment to previously recognized gain on bargain purchase	—	(2,006)	—	(3,746)	— %	(0.07)%	— %	(0.04)%
Shareholder litigation settlement	—	—	—	34,643	— %	— %	— %	0.39 %
Deconsolidation of subsidiary	—	—	1,131	—	— %	— %	0.01 %	— %
Net income attributable to noncontrolling interest	110	245	554	62	— %	0.01 %	0.01 %	— %
Adjusted EBITDA	$ 346,907	$ 304,984	$ 972,369	$ 582,682	9.06 %	9.92 %	9.04 %	6.49 %
Net sales	$ 3,827,566	$ 3,075,121	$ 10,738,689	$ 8,974,072	$ 3,827,566	$ 3,075,121	$ 10,738,689	$ 8,974,072

Source: PPC

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Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended September 26, 2021				Three Months Ended September 27, 2020			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 28,892	$ (1,513)	$ 33,456	$ 60,835	$ (41,045)	$ 26,512	$ 48,224	$ 33,691
Add:								
Interest expense (income), net[(a)]	28,916	525	(852)	28,589	30,115	30	(1,344)	28,801
Income tax expense	9,793	3,414	17,178	30,385	5,307	1,421	15,616	22,344
Depreciation and amortization	60,285	25,720	6,071	92,076	53,915	23,923	6,427	84,265
EBITDA	127,886	28,146	55,853	211,885	48,292	51,886	68,923	169,101
Add:								
Foreign currency transaction loss (gain)[(b)]	2,323	(558)	594	2,359	7,742	1,077	273	9,092
Transaction costs related to acquisitions[(c)]	6,773	—	—	6,773	—	—	—	—
DOJ agreement and litigation settlements[(d)]	126,000	—	—	126,000	110,524	—	—	110,524
Hometown Strong commitment[(e)]	—	—	—	—	14,506	—	—	14,506
Minus:								
Negative adjustment to previously recognized gain on bargain purchase[(f)]	—	—	—	—	—	(2,006)	—	(2,006)
Net income attributable to noncontrolling interest	—	—	110	110	—	—	245	245
Adjusted EBITDA	$ 262,982	$ 27,588	$ 56,337	$ 346,907	$ 181,064	$ 54,969	$ 68,951	$ 304,984

a) Interest expense, net, consists of interest expense less interest income.
b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction loss (gain) in the Condensed Consolidated Statements of Income.
c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. For the nine months ended September 26, 2021, Pilgrims has settled and paid a total of $214.4 million for litigation settlements and expensed a total of $524.3 million.
e) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.
f) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount shown above represents a working capital adjustment to the previously recorded gain on bargain purchase.

Pilgrim's
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Source: PPC
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Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Nine Months Ended September 26, 2021 (In thousands)				Nine Months Ended September 27, 2020 (In thousands)			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
Net income (loss)	$ (149,356)	$ 200	$ 143,956	$ (5,200)	$ 59,120	$ 60,318	$ (24,698)	$ 94,740
Add:								
Interest expense (income), net[(a)]	108,608	1,147	(3,389)	106,366	93,492	726	(3,254)	90,964
Income tax expense	(46,932)	36,993	65,870	55,931	27,627	14,505	15,768	57,900
Depreciation and amortization	179,057	76,917	18,362	274,336	161,079	67,670	19,892	248,641
EBITDA	91,377	115,257	224,799	431,433	341,318	143,219	7,708	492,245
Add:								
Foreign currency transaction loss (gain)[(b)]	5,803	(977)	4,192	9,018	(19,784)	(617)	16,633	(3,768)
Transaction costs related to acquisitions[(c)]	9,318	—	—	9,318	134	—	—	134
DOJ agreement & litigation settlements[(d)]	524,285	—	—	524,285	110,524	—	—	110,524
Hometown Strong commitment[(e)]	—	—	—	—	14,506	—	—	14,506
Minus:								
Negative adjustment to previously recognized gain on bargain purchase[(f)]	—	—	—	—	—	(3,746)	—	(3,746)
Shareholder litigation settlement[(g)]	—	—	—	—	34,643	—	—	34,643
Deconsolidation of subsidiary[(h)]	—	1,131	—	1,131	—	—	—	—
Net income attributable to noncontrolling interest	—	—	554	554	—	—	62	62
Adjusted EBITDA	$ 630,783	$ 113,149	$ 228,437	$ 972,369	$ 412,055	$ 146,348	$ 24,279	$ 582,682

a) Interest expense, net, consists of interest expense less interest income.
b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction loss (gain) in the Condensed Consolidated Statements of Income.
c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. For the nine months ended September 26, 2021, Pilgrims has settled and paid a total of $214.4 million for litigation settlements and expensed a total of $524.3 million.
e) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.
f) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount shown above represents a working capital adjustment to the previously recorded gain on bargain purchase.
g) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020.
h) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Pilgrim's
To be the BEST
Source: PPC
24

To be the BEST Appendix: Reconciliation of Adjusted Operating Income 25Source: PPC Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Nine Months Ended September 26, 2021 September 27, 2020 September 26, 2021 September 27, 2020 (In thousands) GAAP operating income (loss) (U.S. operations) $ 70,666 $ 2,451 $ (85,380) $ 126,951 Transaction costs related to acquisitions 6,773 — 9,318 — DOJ agreement and litigation settlements 126,000 110,524 524,285 110,524 Hometown Strong commitment — 14,506 — 14,506 Adjusted operating income (U.S. operations) $ 203,439 $ 127,481 $ 448,223 $ 251,981 Adjusted operating income margin (U.S. operations) 8.2% 6.7% 6.7% 4.5%

To be the BEST Appendix: Reconciliation of Adjusted Operating Income 26Source: PPC Adjusted Operating Income Margin for the U.S. is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for the U.S. to adjusted operating income margin for the U.S. is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Nine Months Ended September 26, 2021 September 27, 2020 September 26, 2021 September 27, 2020 (In percent) GAAP operating income (loss) margin (U.S. operations) 2.9% 0.1% (1.3) % 2.2 % Transaction costs related to acquisitions 0.2% — % 0.1% — % DOJ agreement and litigation settlements 5.1% 5.8% 7.9% 2.0 % Hometown Strong commitment — % 0.8% — % 0.3 % Adjusted operating income margin (U.S. operations) 8.2% 6.7% 6.7% 4.5%

To be the BEST Appendix: Reconciliation of GAAP EPS to Adjusted EPS 27 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Nine Months Ended September 26, 2021 September 27, 2020 September 26, 2021 September 27, 2020 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's $ 60,725 $ 33,446 $ (5,754) $ 94,678 Add: Foreign currency transaction losses (gains) 2,359 9,092 9,018 (3,768) Transaction costs related to acquisitions 6,773 — 9,318 134 DOJ agreement and litigation settlements 126,000 110,524 524,285 110,524 Hometown Strong commitment — 14,506 — 14,506 Loss on early extinguishment of debt recognized as a component of interest expense 400 — 24,654 — Minus: Deconsolidation of subsidiary — — 1,131 — Adjusted net income attributable to Pilgrim's before tax impact of adjustments 196,257 167,568 560,390 216,074 Net tax impact of adjustments(a) (33,761) (5,916) (141,026) (9,158) Adjusted net income attributable to Pilgrim's $ 162,496 $ 161,652 $ 419,364 $ 206,916 Weighted average diluted shares of common stock outstanding 244,195 244,376 243,643 246,898 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.67 $ 0.66 $ 1.72 $ 0.84

To be the BEST Appendix: Reconciliation of GAAP EPS to Adjusted EPS 28 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Nine Months Ended September 26, 2021 September 27, 2020 September 26, 2021 September 27, 2020 (In thousands, except per share data) GAAP EPS $ 0.25 $ 0.14 $ (0.02) $ 0.38 Add: Foreign currency transaction losses (gains) 0.01 0.04 0.04 (0.02) Transaction costs related to acquisitions 0.03 — 0.04 — DOJ agreement and litigation settlements 0.52 0.45 2.15 0.45 Hometown Strong commitment — 0.06 — 0.06 Loss on early extinguishment of debt recognized as a component of interest expense — — 0.10 — Minus: Deconsolidation of subsidiary — — — — Adjusted EPS before tax impact of adjustments 0.81 0.69 2.31 0.87 Net tax impact of adjustments(a) (0.14) (0.02) (0.59) (0.03) Adjusted EPS $ 0.67 $ 0.66 $ 1.72 $ 0.84 Weighted average diluted shares of common stock outstanding 244,195 244,376 243,643 246,898

To be the BEST Appendix: Supplementary Selected Segment and Geographic Data 29Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Nine Months Ended September 26, 2021 September 27, 2020 September 26, 2021 September 27, 2020 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,466,850 $ 1,894,222 $ 6,714,879 $ 5,619,791 U.K. and Europe 930,440 845,677 2,721,019 2,425,140 Mexico 430,276 335,222 1,302,791 929,141 Total net sales $ 3,827,566 $ 3,075,121 $ 10,738,689 $ 8,974,072 Sources of cost of sales by geographic region of origin: U.S. $ 2,188,822 $ 1,711,089 $ 6,063,644 $ 5,210,534 U.K. and Europe 898,116 785,347 2,600,842 2,256,034 Mexico 368,799 265,078 1,060,918 897,163 Elimination (14) (235) (42) (459) Total cost of sales $ 3,455,723 $ 2,761,279 $ 9,725,362 $ 8,363,272 Sources of gross profit by geographic region of origin: U.S. $ 278,028 $ 183,133 $ 651,235 $ 409,257 U.K. and Europe 32,324 60,330 120,177 169,106 Mexico 61,477 70,144 241,873 31,978 Elimination 14 235 42 459 Total gross profit $ 371,843 $ 313,842 $ 1,013,327 $ 610,800 Sources of operating income (loss) by geographic region of origin: U.S. $ 70,666 $ 2,451 $ (85,380) $ 126,951 U.K. and Europe 445 29,949 32,771 76,324 Mexico 49,652 61,653 208,677 2,229 Elimination 14 235 42 459 Total operating income $ 120,777 $ 94,288 $ 156,110 $ 205,963